EXHIBIT 99.1

FOR IMMEDIATE RELEASE

VisionWave Holdings, Inc. Announces 1-for-20 Reverse Stock Split

Effective September 22, 2026

LOS ANGELES, September 18, 2026 — VisionWave Holdings, Inc. (Nasdaq: VWAV) (“VisionWave” or the “Company”), a defense technology and artificial intelligence company, today announced that it will effect a 1-for-20 reverse stock split of its issued and outstanding shares of common stock (the “Reverse Stock Split”).

The Reverse Stock Split will become effective at 12:01 a.m., Eastern Time, on September 22, 2026. The Company’s common stock will continue to trade on The Nasdaq Global Market under the symbol “VWAV” and is expected to begin trading on a split-adjusted basis when the market opens on September 22, 2026. The common stock will be assigned a new CUSIP number, 927950204.

At the Company’s 2026 Annual Meeting of Stockholders held on September 1, 2026, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of common stock at a ratio of not more than 1-for-250, with the exact ratio and the timing thereof to be determined by the Board of Directors in its sole discretion. On September 3, 2026, the Board of Directors set the ratio at 1-for-20 and approved the filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company filed on September 16, 2026.

The Reverse Stock Split is primarily intended to increase the per share trading price of the Company’s common stock in order to maintain compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1).

As a result of the Reverse Stock Split, every twenty (20) shares of the Company’s issued and outstanding common stock, and shares held in treasury, will automatically be combined into one (1) share of common stock. The Reverse Stock Split will reduce the number of issued and outstanding shares of common stock from approximately 47.5 million shares to approximately 2.4 million shares, subject to adjustment for the rounding up of fractional shares described below. The Reverse Stock Split will not change the par value of the common stock, which will remain $0.01 per share, and will not change the number of authorized shares of the Company’s capital stock, which will remain 160,000,000 shares, consisting of 150,000,000 shares of common stock and 10,000,000 shares of preferred stock. Accordingly, the number of authorized but unissued shares of common stock available for future issuance will increase substantially relative to the number of shares outstanding, and future issuances of those shares could be dilutive to existing stockholders.

No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share that would otherwise result from the Reverse Stock Split will be rounded up to the next whole share. For this purpose, all shares of common stock held of record by a stockholder immediately prior to the effective time will be aggregated. No stockholder will receive a cash payment in lieu of a fractional share, and no stockholder will be cashed out of the Company as a result of the Reverse Stock Split.

Proportionate adjustments will be made to the number of shares of common stock issuable upon the exercise, conversion or vesting of the Company’s outstanding warrants, pre-funded warrants, stock options, restricted stock units and convertible notes, and to the applicable exercise, conversion or purchase prices thereof, as well as to the number of shares reserved for issuance under the Company’s equity incentive plans, in each case in accordance with the terms of the applicable instrument or plan.

Stockholders holding shares in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Stock Split; their positions will be adjusted automatically to reflect the Reverse Stock Split. Beneficial holders with questions regarding the processing of the Reverse Stock Split should contact their bank, broker or other nominee. Registered stockholders holding shares directly with the Company’s transfer agent, Continental Stock Transfer & Trust Company, will receive information from the transfer agent regarding their holdings following the effective time. Additional information regarding the Reverse Stock Split is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 23, 2026, and in the Current Report on Form 8-K to be filed by the Company in connection with the Reverse Stock Split.

About VisionWave Holdings, Inc.

VisionWave Holdings, Inc. (Nasdaq: VWAV) is a defense and advanced sensing technology company developing AI-driven, RF-based sensing, autonomy, and computational acceleration technologies for defense, homeland security, and commercial infrastructure applications. VisionWave’s mission is to connect defense innovation with civilian progress through shared core technologies deployed across air, land, and fixed-site environments. The Company’s website is https://www.vwav.inc. Information contained on, or accessible through, the Company’s website is not incorporated by reference into, and does not form a part of, this press release or any filing of the Company with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the effective time of the Reverse Stock Split, the expected commencement of split-adjusted trading, the anticipated effect of the Reverse Stock Split on the per share trading price of the common stock, the Company’s expectations regarding continued listing on The Nasdaq Global Market, and the anticipated post-split share counts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are generally identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” and similar expressions, or by statements that events or trends “may,” “will,” or “could” occur.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including but not limited to: the risk that the Reverse Stock Split does not result in a sustained increase in the per share trading price of the common stock, or that the price declines following the Reverse Stock Split; the risk that the Reverse Stock Split does not enable the Company to maintain compliance with the Nasdaq minimum bid price requirement or any other continued listing standard, and the risk of delisting; the risk that the Reverse Stock Split reduces the liquidity or marketability of the common stock, or increases the number of stockholders holding odd lots; the substantial increase in authorized but unissued shares of common stock available for future issuance and the potential dilution to existing stockholders resulting from future issuances, including under the Company’s at-the-market offering arrangements, outstanding convertible notes, warrants and pre-funded warrants, and equity incentive plans; the Company’s need for additional capital and the terms on which it may be available; the effect of the Reverse Stock Split on the conversion, exercise and floor price provisions of the Company’s outstanding securities; the risk of delay in the effectiveness or processing of the Reverse Stock Split by the Secretary of State of the State of Delaware, Nasdaq, the Company’s transfer agent or The Depository Trust Company; and the other risks described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release and in the Company’s SEC filings. VisionWave undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.

Contact for Investors: investors@vwav.inc